--------------------------------------------------------------------------------

                                Greenwich Street

              ---------------------------------------------------

                                   CALIFORNIA
                              MUNICIPAL FUND INC.

                                                                Quarterly Report
                                                               November 30, 2000

--------------------------------------------------------------------------------

Greenwich
Street California
Municipal
Fund Inc.

[PHOTO OMITTED]                           [PHOTO OMITTED]

HEATH B.                                  JOSEPH P.
MCLENDON                                  DEANE

Chairman                                  Vice President

Dear Shareholder:

We are pleased to provide the quarterly report for the Greenwich Street California Municipal Fund Inc. ("Fund") for the three months ended November 30, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

On November 3, 2000, the Manager instituted a voluntary waiver of 25 basis points(1) from its management fees. The waiver is a temporary measure and may be terminated at any time by the Manager. During the reporting period, the Fund also distributed income dividends to shareholders totaling $0.15 per share. The table below details the annualized distribution rate and the three-month total return for the Fund based on its November 30, 2000 net asset value ("NAV") per share and the American Stock Exchange ("AMEX") closing price.(2)

            Price               Annualized             Three-Month
          Per Share         Distribution Rate(3)     Total Return(3)
          ---------         --------------------     ---------------

          $13.71 (NAV)             4.38%                   1.14%
          $11.75 (AMEX)            5.11%                   0.18%

----------
(1)   A basis point is 0.01% or one one-hundredth of a percent.
(2) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (AMEX) price as determined by the supply and demand of the Fund's shares.
(3) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of $0.05 for 12 months. This rate is as of December 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                1

During the period the Fund generated a total return based on NAV of 1.14%. In comparison, the Fund's Lipper Inc. ("Lipper")(4) peer group of closed-end California municipal debt funds returned 1.09% based on NAV for the same period.

Special Shareholder Notice

On July 17, 2000, the Fund commenced a share repurchase plan. The Board of Directors believes that the share repurchase program is an opportunity to take advantage of market price fluctuations with the objective of offering increased value to the Fund's shareholders. The Fund intends to continue to purchase and then retire shares of its stock in the open market at such times, prices and amounts deemed advisable.

The Fund's share repurchase program has also added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit current shareholders by increasing the Fund's shares' NAV. Since the inception of the program through November 30, 2000, the Fund has repurchased (and retired) shares with an average buyback price of $11.705. As of November 30, 2000, the share repurchase program has increased the Fund's shares' NAV by $0.0025.

Market Review

Municipal bonds have been a very simple story throughout 2000. They started off at relatively inexpensive valuations, and then rallied. We see stable interest rates and a robust economy with few excesses as painting a bullish picture for bonds in general, while declining new issue supply further bolstering the municipal bond market. In addition, a slowing yet still vibrant national economy has produced large cash surpluses in many states and municipalities, causing general improvement in the credit quality of municipal securities and giving comfort to investors regarding the credit-worthiness of their securities. From our point of view, the year has been a positive for the municipal bond market across-the-board. As the stock markets endured the correction of March and April 2000, municipal bonds forged ahead slowly but relentlessly. The municipal bond market is in a state of flux that we believe may lead to investment opportunities. The federal government did a buy-back of long-term government bonds early in 2000, further driving down yields.

----------
(4)   Lipper is a major independent fund tracking organization.


--------------------------------------------------------------------------------
2                                          2000 Quarterly Report to Shareholders

To ease tight labor markets and to curb inflationary pressures, the Federal Reserve Board ("Fed") has raised rates by 175 basis points since mid-1999, to 6.5%.(5) Chairman Alan Greenspan seems to believe that a "soft landing" is on course, as weaker share prices and tighter financial conditions dampen consumer spending. Amid signs that America's economy is slowing, Greenspan admitted that inflation is no longer his primary concern. With the economy showing signs that the pace of growth is easing, we think the slowdown ought to provide some cushion for interest rates to decline in the coming months. Although the Fed seems likely to keep rates steady in the near term, we feel it may ease monetary policy in 2001. In fact, we see the markets already discounting a half-point cut in rates in the first half of 2001.

After accelerating sharply through the early months of 2000, global economic growth appears to be peaking. A major contributor to stabilization appears to be tighter financial conditions. Fed-imposed interest rate increases have effectively moderated U.S. economic expansion. Among bond market pundits, news of an economic slowdown calms fears of rising inflation and fosters positive feelings regarding the future direction of bond prices. Municipal bond prices in general have been very firm lately. While yields have fallen since spring, the decline has not been as drastic as it has been for U.S. Treasuries. Since May, a triple-A rated 10-year municipal index has experienced price improvement (i.e.
a yield decline) of 50 basis points or more. Moreover, demand in the municipal bond market has been steady to increasing as recent volatility in the stock market undoubtedly leads some investors to rethink their portfolio mix, and to establish or augment bond positions in their portfolios.

California Economic Highlights(6)

California continues to enjoy one of the largest and most diverse economies in the nation. California has made a remarkable turnaround since the recession of the early 1990's, when the Golden State experienced its worst economic downturn since the Great Depression. After nine years of economic expansion, California's economy is still growing at a strong pace.

Today, California boasts a much more knowledge-based service economy, which has enabled it to maintain a dominant position in high-tech manufacturing. Moreover, California continues to set record sales, profits, exports, and new venture capital financing in the high tech industry.

----------
(5) On January 3, 2001, after this letter was written the Fed cut interest rates by one-half point.
(6)   Sources: Fitch IBCA, Inc., Duff & Phelps Securities LLC.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                3

During the period, California maintained its well-deserved reputation as the "powerhouse" of the West, generating more goods and services than all the other western states combined. Looking ahead, we believe California should remain a competitive economic force for many years to come due to its strong employment growth, rising real estate values and an annual state Gross Domestic Product ("GDP") of more than $1 trillion.

Investment Strategy

The Fund seeks as high a level of current income exempt from federal income tax and California personal income tax as is consistent with the preservation of capital.(7) The Fund invests primarily in investment-grade(8) municipal debt securities issued by, or on behalf of, the state of California, its agencies, instrumentalities or political subdivisions or multistate agencies or authorities.

In our view, the municipal bond market has provided us with excellent investment opportunities during the period. Since interest rates have advanced to higher levels, we have added discounted high-quality bonds at the long end of the yield curve,(9) essentially investing our excess cash at higher yields. We are buying municipal bonds with fairly long maturities in double-A or triple-A bonds, and some discount municipal bonds for potential upside.

The Fund's investment strategy going forward will be three-fold:

      o Selectively lengthening maturities in the Fund's portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;

      o Adding to the Fund's call protection by buying bonds with longer call protection than the municipal bonds we have sold; and

      o     Continuing to focus on investing generally in high-grade issues.

Another one of our objectives is to sell off some of our shorter-term bonds that were purchased in the beginning of 1999 when we believed the municipal bond market to be more vulnerable and we wanted to become more defensive. We see the best opportunities for reward potential right now at the long end of the yield curve where we believe we can seek to lock in today's higher interest rates.

----------
(7) Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").
(8) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the Fund's Board of Directors to be of equivalent quality.
(9) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


--------------------------------------------------------------------------------
4                                          2000 Quarterly Report to Shareholders

Market Outlook

We expect lower interest rates to bring the U.S. economy in for a "soft landing." With the end of the presidential elections, we have gained a somewhat clearer insight into the political environment confronting the municipal bonds. In general, we think future conditions should be relatively benign compared to prior years. While the outcome of the contested presidential race is important to specific sectors of the municipal market, we think the overall strength of municipal bonds should continue.

We also believe that demand for municipal bonds should remain strong based on economic issues related to the political campaign. One of the main topics is how to spend the enormous federal surplus being accumulated. The Congressional Budget Office's baseline projections show surpluses rising from $232 billion in 2000 to $685 billion in 2010. In fact the total budget surplus over the next ten years is projected to be about $4.6 trillion, part of which, may be devoted to debt reduction. The gradual elimination of outstanding U.S. Treasury debt over the next decade may continue, putting sovereign debt of all types, including municipal bonds, in short supply. For this reason, we expect demand for municipals to remain robust over the near term.

Thank you for your investment in the Greenwich Street California Municipal Fund Inc.

Sincerely,

/s/ Heath B. McLendon                     /s/ Joseph P. Deane

Heath B. McLendon                         Joseph P. Deane
Chairman                                  Vice President

December 20, 2000

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 7 through 8 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2000 and is subject to change.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                5

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Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in this report beginning on page 20.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6                                          2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            November 30, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                     SECURITY                                VALUE
=============================================================================================
Education -- 8.5%
                         California Educational Facility Authority:
$ 2,100,000       A2*      Loyola Marymount University, 5.750% due 10/1/24        $ 2,123,625
  2,000,000       A3*      Southwestern University, 6.700% due 11/1/24              2,132,500
---------------------------------------------------------------------------------------------
                                                                                    4,256,125
---------------------------------------------------------------------------------------------
Hospital -- 23.7%
                         California Health Facility Financing Authority:
  2,000,000       A2*      Cedars-Sinai Medical Center, Series A,
                           6.125% due 12/1/30                                       2,032,500
  1,930,000       NR       Daniel Freeman Hospital, (Pre-Refunded--
                           Escrowed with U.S. government securities to
                           5/1/05 Call @ 102), 6.500% due 5/1/20 (b)                2,144,713
  2,000,000       A        Kaiser Permanente Hospital, 5.550% due 8/15/25           1,897,500
  2,000,000       AA-    California Statewide Community Development Authority,
                           COP, St. Joseph's Hospital, (Pre-Refunded--
                           Escrowed with state & local government securities
                           to 7/1/04 Call @ 102), 6.625% due 7/1/21                 2,205,000
  2,000,000       AA-    Fresno Health Facility Revenue, Holy Cross Health
                           System, 5.625% due 12/1/15                               2,017,500
  1,560,000       A      Torrance Hospital Revenue, Little Co. of Mary Hospital,
                           (Escrowed to maturity with U.S. government
                           securities), 6.875% due 7/1/15 (b)                       1,643,850
---------------------------------------------------------------------------------------------
                                                                                   11,941,063
---------------------------------------------------------------------------------------------
Housing -- 11.2%
  1,400,000       AA-    California HFA Home Mortgage, Series E, FHA-Insured,
                           6.375% due 8/1/27 (c)                                    1,445,500
  2,000,000       AA     Santa Rosa Mortgage Revenue, Village Square
                           Apartments, FHA-Insured, 6.875% due 9/1/27               2,110,000
  2,000,000       BBB-   Virgin Islands Public Financial Authority Revenue,
                           Series A, 6.500% due 10/1/24                             2,075,000
---------------------------------------------------------------------------------------------
                                                                                    5,630,500
---------------------------------------------------------------------------------------------
Miscellaneous -- 7.4%
  2,000,000       AAA    Los Angeles Convention & Exhibition Center Authority
                           Lease Revenue, Series A, MBIA-Insured,
                           5.375% due 8/15/18                                       2,010,000
  1,675,000       AAA    Orange County 1996 Recovery, COP, Series A,
                           MBIA-Insured, 6.000% due 7/1/26                          1,739,906
---------------------------------------------------------------------------------------------
                                                                                    3,749,906
---------------------------------------------------------------------------------------------
Tax Allocation -- 10.3%
  2,100,000       Baa2*  Hawthorne Community Redevelopment Agency,
                           Tax Allocation, (Pre-Refunded -- Escrowed with
                           U.S. government securities to 9/1/04 Call @ 102),
                           6.700% due 9/1/20 (b)                                    2,210,250
  1,000,000       AAA    Rancho Cucamonga Redevelopment Agency, Tax
                           Allocation, MBIA-Insured, 5.250% due 9/1/26                977,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                November 30, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                     SECURITY                                VALUE
=============================================================================================
Tax Allocation -- 10.3% (continued)
$ 2,000,000       AAA    San Jose Redevelopment Agency, Tax Allocation,
                           MBIA-Insured, 5.250% due 8/1/16                        $ 2,020,000
---------------------------------------------------------------------------------------------
                                                                                    5,207,750
---------------------------------------------------------------------------------------------
Transportation -- 18.2%
    2,000,000     AAA    Foothill Eastern Transportation, CA Toll Revenue,
                           (Pre-Refunded-- Escrowed with U.S. government
                           securities to 1/1/07 Call @ 100), Series A,
                           6.000% due 1/1/34                                        2,190,000
     2,000,000    AAA    Los Angeles County Metropolitan Transportation
                           Authority, Sales Tax Allocation, Series A,
                           MBIA-Insured, 5.625% due 7/1/18                          2,045,000
    20,000,000    AAA    San Joaquin Hills Transportation Corridor Agency,
                           Sr. Lien Toll, (Escrowed to maturity with state &
                           local government securities), zero coupon bond
                           due 1/1/26                                               4,950,000
---------------------------------------------------------------------------------------------
                                                                                    9,185,000
---------------------------------------------------------------------------------------------
Utilities -- 2.2%
    1,100,000     A-1+   California PCFA, PCR, Pacific Gas & Electric, Series F,
                           5.100% due 1/1/26 (d)                                    1,100,000
---------------------------------------------------------------------------------------------
Water & Sewer -- 18.5%
    1,240,000     AAA    Anaheim Public Finance Authority, Water Utility, (Lenain
                           Filtration Project), FGIC-Insured, 5.250% due 10/1/19    1,241,550
    2,000,000     AA     California State Department of Water Revenue, Series L,
                           5.500% due 12/1/23                                       2,007,500
    2,140,000     AAA    East Bay Municipal Wastewater System, FGIC-Insured,
                           5.000% due 6/1/26                                        2,030,325
    1,875,000     BBB    Kings County Waste Management Authority, Solid Waste
                           Revenue, 7.200% due 10/1/14 (c)                          2,027,343
    1,000,000     AAA    Redding Joint Powers Financing Authority, Wastewater
                           Revenue, Series A, FGIC-Insured, 5.500% due 12/1/18      1,018,750
    1,000,000     AAA    South Placer Wastewater Authority, Wastewater Revenue,
                           Series A, FGIC-Insured, 5.250% due 11/1/23                 988,750
---------------------------------------------------------------------------------------------
                                                                                    9,314,218
---------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $44,035,416**)                                  $50,384,562
=============================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 10 and 11 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                           2000 Quarterly Report to Shareholder

--------------------------------------------------------------------------------
Summary of Investments by Combined Ratings (unaudited)
--------------------------------------------------------------------------------

                                     Standard &           Percentage of
Moody's         and/or                 Poor's           Total Investments
================================================================================

 Aaa                                     AAA                  42.1%
 Aa                                      AA                   19.4
  A                                       A                   19.5
 Baa                                     BBB                  12.5
VMIG 1                                   A-1                   2.2
 NR                                      NR                    4.3
                                                             -----
                                                             100.0%
                                                             =====


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                9

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign which is used to show relative standings within the major rating categories.

AAA   --    Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA    --    Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --    Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB   --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   --    Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --    Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa"
            securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --    Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --    Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    --    Indicates that the bond is not rated by Standard & Poor's or
            Moody's.


--------------------------------------------------------------------------------
10                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Short-Term Security Ratings (continued)
--------------------------------------------------------------------------------

SP-1   --   Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined possess overwhelming safety characteristics are denoted with a plus
            (+) sign.
A-1    --   Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;
            those issues determined to possess overwhelming safety
            characteristics are denoted with a plus (+) sign.
VMIG 1 --   Moody's highest rating for issues having a demand feature -- VRDO.
P-1    --   Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC -- AMBAC Indemnity Corporation
COP   -- Certificate of Participation
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Administration
GO    -- General Obligation
HFA   -- Housing Finance Agency
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Investors Assurance Corporation
PCFA  -- Pollution Control Financing Authority
PCR   -- Pollution Control Revenue


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                November 30, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $44,035,416)                     $ 50,384,562
   Cash                                                                   6,916
   Interest receivable                                                  807,268
--------------------------------------------------------------------------------
   Total Assets                                                      51,198,746
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                     982,278
   Dividends payable                                                     32,948
   Management fees payable                                               25,642
   Accrued expenses                                                      52,265
--------------------------------------------------------------------------------
   Total Liabilities                                                  1,093,133
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 50,105,613
================================================================================
NET ASSETS:
   Par value of capital shares                                     $      3,653
   Capital paid in excess of par value                               43,773,901
   Undistributed net investment income                                   82,372
   Accumulated net realized loss from security transactions            (103,459)
   Net unrealized appreciation of investments                         6,349,146
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $13.71 a share on 3,653,434 shares of $0.001
   par value outstanding; 500,000,000 shares authorized)           $ 50,105,613
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Three Months Ended November 30, 2000

INVESTMENT INCOME:
   Interest                                                         $   720,469
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                             111,807
   Audit and legal                                                       14,959
   Shareholder communications                                            11,469
   Shareholder and system servicing fees                                 10,471
   Pricing service fees                                                   1,247
   Custody                                                                  621
   Directors' fees                                                          249
   Other                                                                  3,490
--------------------------------------------------------------------------------
   Total Expenses                                                       154,313
   Less: Management fee waiver (Note 3)                                  (9,556)
--------------------------------------------------------------------------------
   Net Expenses                                                         144,757
--------------------------------------------------------------------------------
Net Investment Income                                                   575,712
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
   Realized Gain From Security Transactions
   (excluding short-term securities):
       Proceeds from sales                                            1,433,055
       Cost of securities sold                                        1,306,093
--------------------------------------------------------------------------------
   Net Realized Gain                                                    126,962
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
       Beginning of period                                            6,554,742
       End of period                                                  6,349,146
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                             (205,596)
--------------------------------------------------------------------------------
Net Loss on Investments                                                 (78,634)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $   497,078
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Three Months Ended November 30, 2000 (unaudited) and the Year Ended August 31, 2000

                                                         November 30      August 31
=====================================================================================
OPERATIONS:
   Net investment income                                $    575,712    $  2,236,344
   Net realized gain (loss)                                  126,962        (230,421)
   Increase (decrease) in net unrealized appreciation       (205,596)      1,013,209
-------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                    497,078       3,019,132
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
   Net investment income                                    (548,405)     (2,162,709)
   Net realized gains                                             --          (6,567)
-------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                          (548,405)     (2,169,276)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Treasury stock acquired                                   (39,831)        (17,623)
-------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                                 (39,831)        (17,623)
-------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                            (91,158)        832,233
NET ASSETS:
   Beginning of period                                    50,196,771      49,364,538
-------------------------------------------------------------------------------------
   End of period*                                       $ 50,105,613    $ 50,196,771
=====================================================================================
* Includes undistributed net investment income of:      $     82,372    $     55,065
=====================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Management Agreement and Affiliated Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. For the three months ended November 30, 2000, SSBC waived $9,556 of its management fee.

All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

During the three months ended November 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                             $  979,070
--------------------------------------------------------------------------------
Sales                                                                  1,433,055
================================================================================

At November 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                         $6,349,146
Gross unrealized depreciation                                                 --
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $6,349,146
================================================================================

5. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.


--------------------------------------------------------------------------------
16                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At November 30, 2000, the Fund had no open futures contracts.

7. Capital Shares

At November 30, 2000, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

On July 17, 2000, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired)~4,900 shares with a total cost of $57,454. For the three months ended November 30, 2000, the Fund repurchased (and retired) 3,400 shares with a total cost of $39,831.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended August 31, except where noted:

                                  2000(1)         2000          1999          1998          1997          1996
==================================================================================================================
Net Asset Value,
  Beginning of Period           $   13.73       $   13.49     $   14.37     $   13.66     $   13.13     $   12.92
------------------------------------------------------------------------------------------------------------------
Income (Loss)
>From Operations:
  Net investment income(2)           0.16            0.61          0.59          0.60          0.62          0.63
  Net realized and
  unrealized gain (loss)            (0.03)           0.22         (0.84)         0.80          0.87          0.30
------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                    0.13            0.83         (0.25)         1.40          1.49          0.93
------------------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                  0.00*           0.00*           --            --            --            --
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.15)          (0.59)        (0.61)        (0.59)        (0.63)        (0.70)
  Net realized gains                 --             (0.00)*       (0.02)        (0.10)        (0.33)        (0.02)
------------------------------------------------------------------------------------------------------------------
Total Distributions                 (0.15)          (0.59)        (0.63)        (0.69)        (0.96)        (0.72)
------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                 $   13.71       $   13.73     $   13.49     $   14.37     $   13.66     $   13.13
------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(3)                    0.18%++         4.28%        (3.07)%        7.56%        13.39%        11.92%
------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(3)                 1.14%++         7.21%        (1.43)%       10.98%        12.19%         7.96%
------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)      $      50       $      50     $      49     $      53     $      50     $      48
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                        1.16%+          1.25%         1.24%         1.20%         1.21%         1.15%
  Net investment income              4.62+           4.63          4.16          4.25          4.64          4.75
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 2%              8%            0%            7%           28%           42%
------------------------------------------------------------------------------------------------------------------
Market Value,
  End of Period                 $  11.750       $  11.875     $  12.000     $  13.000     $  12.750     $  12.125
==================================================================================================================

(1)   For the three months ended November 30, 2000 (unaudited).
(2) The Manager waived a portion of its management fees for the three months ended November 30, 2000. If such fees were not waived, the per share decrease on net investment income and the actual annualized expense ratio would have been $0.002 and 1.24%, respectively.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
18                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                 AMEX
    Record        Payable       Closing       Net Asset   Dividends Reinvestment
     Date          Date          Price+        Value+        Paid      Price
================================================================================
    9/22/98       9/25/98       $13.875        $14.46      $0.0540    $13.85
   10/27/98      10/30/98        13.688         14.44       0.0540     13.87
   11/23/98      11/27/98        13.625         14.40       0.0540     13.83
   12/21/98      12/24/98        13.438         14.39       0.0540     13.48
  12/29/98*      12/31/98        13.250         14.34       0.0232     13.16
    1/26/99       1/29/99        12.750         14.42       0.0490     12.94
    2/23/99       2/26/99        12.938         14.38       0.0490     13.02
    3/23/99       3/26/99        12.875         14.35       0.0490     12.78
    4/27/99       4/30/99        12.438         14.33       0.0490     12.64
    5/25/99       5/28/99        12.188         14.13       0.0490     12.27
    6/22/99       6/25/99        12.063         13.89       0.0490     12.05
    7/27/99       7/30/99        11.875         13.84       0.0490     12.00
    8/24/99       8/27/99        12.000         13.45       0.0490     12.09
    9/21/99       9/24/99        12.000         13.42       0.0490     12.17
   10/26/99      10/29/99        11.875         12.96       0.0490     11.79
   11/22/99      11/26/99        11.500         13.24       0.0490     11.19
   12/27/99      12/30/99        10.750         12.97       0.0490     10.76
    1/25/00       1/28/00        10.688         12.79       0.0490     10.79
    2/22/00       2/25/00        10.938         12.98       0.0490     10.94
    3/28/00       3/31/00        11.125         13.27       0.0490     11.24
    4/25/00       4/28/00        11.125         13.22       0.0500     11.18
    5/23/00       5/26/00        11.188         12.89       0.0500     11.30
    6/27/00       6/30/00        11.563         13.33       0.0500     11.73
    7/25/00       7/28/00        11.688         13.48       0.0500     11.86
    8/22/00       8/25/00        11.813         13.68       0.0500     11.89
    9/26/00       9/29/00        11.750         13.62       0.0500     11.71
   10/24/00      10/27/00        11.500         13.65       0.0500     11.60
   11/20/00      11/24/00        11.688         13.65       0.0500     11.71
================================================================================
+ As of record date.
* Capital gain distribution.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               19

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)

--------------------------------------------------------------------------------
Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date


--------------------------------------------------------------------------------
20                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan may also be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               21

                     [This page intentionally left blank.]


--------------------------------------------------------------------------------
22                                         2000 Quarterly Report to Shareholders

Greenwich Street

   ----------

    CALIFORNIA
MUNICIPAL FUND INC.

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

SSB Citi Fund Management LLC

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

GREENWICH STREET
CALIFORNIA MUNICIPAL
FUND INC.
388 Greenwich Street
New York, New York 10013

FD01057 1/01